                     The
                Asia Pacific
                 Fund, Inc.

               ANNUAL REPORT
               March 31, 2002

The Asia Pacific Fund, Inc.
-----------------------------------------

Contents

The Fund's Management                                     2

Letter to Shareholders                                    3

Report of the Investment Manager                          4

Portfolio of Investments                                 16

Statement of Assets and Liabilities                      20

Statement of Operations                                  21

Statement of Changes in Net Assets                       22

Notes to Financial Statements                            23

Financial Highlights                                     28

Independent Auditors' Report                             30

U.S. Federal Tax Information                             31

Share Price, Net Asset Value and Distribution History    32

Dividend Reinvestment Plan                               33

Management of the Fund                                   34

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) Citigate Dewe Rogerson, our shareholders' servicing agent at: 1-(888) 4-ASIA-PAC

The Fund's Web Site address is: www.asiapacificfund.com

The Fund's CUSIP number is 044901106

The Asia Pacific Fund, Inc.
---------------------------------------------

The Fund's Management

Directors
Michael J. Downey, Chairman
David J. Brennan
Robert H. Burns
Olarn Chaipravat
Robert F. Gunia
Douglas Tong Hsu
John A. Morrell
David G. P. Scholfield
Nicholas T. Sibley

Officers
Ronald G. M. Watt, President
Robert F. Gunia, Vice-President and Treasurer
Linda McMullin, Assistant Treasurer
Christine Gerrity-Yacuk, Assistant Treasurer
Deborah A. Docs, Secretary
Vasso-Athene Spanos, Assistant Secretary

Investment Manager
Baring Asset Management (Asia) Limited
1901 Edinburgh Tower
15 Queen's Road Central
Hong Kong

Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, New York 10004

The Asia Pacific Fund, Inc.
---------------------------------------------


Letter to Shareholders
May 22, 2002

Dear Shareholders:

In a difficult year for international investing, The
Asia Pacific Fund's net asset value appreciated by 16.1% for the fiscal year ended March 31, 2002, outperforming its benchmark, the MSCI All Countries
Combined Far East Free ex-Japan Index, by 2.4 percentage points. For the fiscal year the Fund's stock price appreciated 28.8% and the discount on its shares narrowed considerably.

It is pleasing to note that these results were achieved in a year when the US market indices were essentially flat. The Asia Pacific market outperformed the major markets and our Fund in turn outperformed other Asia Pacific funds both on portfolio returns and in terms of price. We are pleased that the discount has continued to reduce from the levels prevailing at the height of the NASDAQ bubble.

The Fund's performance has been recognized by a Lipper award granted for the Fund's performance in calendar year 2001. In this, the Fund's 15th year, we are pleased that the strong performance of our Fund has been recognized. The Manager's outlook for the Asia Pacific region follows in this report.

The Board has been continuously mindful of the Fund's discount position and has already implemented tender offers as well as a buy-back program for the Fund's stock. The Fund has recently announced a third tender offer for 25% of the Fund's outstanding shares at the commencement of the offer at a price representing a 5% discount from the net asset value per share at the termination of the offer. This tender offer is expected to commence in the near future.

The Manager believes that the outlook for the Asia
Pacific region is continuing to improve and represents a real opportunity for those investors interested in this region.

Thank you for your support.

Sincerely,


Michael J. Downey,
Chairman

The Asia Pacific Fund, Inc.
---------------------------------------------

Report of the Investment Manager
for the year ended March 31, 2002

Summary

"Bull markets bear on pessimism, rise on skepticism, rally on optimism and die on euphoria" - this quote by Sir John Templeton, the famed emerging markets investor, summarises succinctly how stock markets behave. Those investors that read last year's annual report will remember its message of a strong belief that the Asian markets were an attractive investment proposition. It is worth requoting here:-

  "The Manager is becoming increasingly optimistic about the immediate and longer-term outlook for the Asian markets. The current time is probably an extremely opportune time to invest in the region, similar to late 1998 (the height of the Asian crisis), late 1992 and early 1993 (pre the liquidity-driven bull market in Asia), and following the market sell-offs during the events of Tiananmen
  Square (1989) or the Gulf War (1991)."

As the quarterly returns in Table 2 indicate, the optimism was a couple of quarters early, nor did we foresee the terrorist attacks on the United States on September 11, 2001. What is not well known is the fact that the Asian markets have performed relatively well over the last three years (as Table
1 below shows), although most investors have remained pessimistic or, at best, skeptical on the region. Hence, the Manager's belief that Asia is still at the relatively early stage of what may prove to be a multi-year recovery. Moreover, international asset allocators are now becoming willing to invest further in Asia especially if events in the US or Europe do not improve markedly.

Table 1. Performance of Asia Pacific and US Markets

Market Price                        1 Yr to          2 Yrs to          3 Yrs to
Returns (%)                  end March 2002    end March 2002    end March 2002

MSCI Far East Free Ex-Japan            11.3             -31.3              0.8
MSCI World Index                       -4.7             -30.0            -14.8
S&P Composite 500                      -1.1             -23.4            -10.8
NASDAQ                                  0.3             -59.6            -25.0

Source: Factset  (Baring Asset Management)

The positive flow of funds argument has been strengthened by the debunking of the myth of the invincible American corporate (see Chart 1). The
Enron and Merrill Lynch debacles, combined with such issues as pro forma versus GAAP earnings, option accounting (or rather lack of) and write- offs - note Global Crossing's US$20 billion of assets may be worth only five cents on the Dollar - have done much to tarnish the transparent and shareholder friendly image of US equities. It is hardly surprising, therefore, that investors will now be more willing than before to look offshore in search of higher returns.

The Asia Pacific Fund, Inc.
---------------------------------------------

Chart 1. The Invincible American Corporate - Write-offs in Perspective

                      (CHART)

Source: Factset (Baring Asset Management), ING
Financial Markets (as at March 31, 2002)

For example, the recent AOL Time Warner write-down was larger than Samsung Electronics, Asia ex-
Japan's second largest company.

Still, some caution is in order. As mentioned in previous reports, the economic recovery will not witness growth levels that prevailed pre the Asian
Crisis in 1997. The emergence of China as the world's lowest cost producer is putting pricing pressure on almost all manufactured goods. This, in turn, will force the countries in the region to reconsider their export oriented economic growth models which enabled them to develop so quickly over the last few decades, since they now find their industrial bases being hollowed out by China. The economic planners need to generate credible programs that diversify their country's economic foundations, as well as mobilising their traditionally high domestic savings rates. In the shorter term, the region will remain hostage to external factors such as oil prices, global equity markets and, in particular, sentiment towards the technology sector.

The Asia Pacific Fund, Inc.
---------------------------------------------

Report of the Investment Manager
continued

Overview

Asian equity markets for the year ended March 31, 2002 find themselves populating the majority of places amongst the top performing markets globally.
This is in sharp contrast to where they found themselves a year ago. The top Asian performers were South Korea (88%) followed by Indonesia (43%) and
Thailand (29%). The laggards were China (-17%), Hong
Kong (-9%) and the Philippines (-2%). The recovery of ASEAN surprised commentators as much as the poor performance of China, once again showing that consensus thinking is, more often than not, proven to be wrong by the markets.

The year under review can be divided into two parts
- namely pre and post the September 11 terrorist attacks on the United States. During the first part of the year Asian markets succumbed to selling pressure. They ignored the Federal Reserve Board's aggressive cuts in interest rates implemented in response to the rapidly slowing US economy. The inflection point over the last twelve months came barely ten days after the attacks on the World Trade
Center in New York and the Pentagon in Washington.
At that time fears, concerning both the global economic outlook as well as the relationship between the industrialised and developing worlds, peaked.
Concerted action by the world's central banks to loosen monetary policy, and in some cases to engage in fiscal stimulus, provided the catalyst for the markets to regain their composure. Asian markets initially rallied on the coat tails of the rebound in the US. By the end of the year, analysts and economists began to upgrade their forecasts for the region and this provided the second leg to the rally in the local bourses.

Perhaps the biggest surprise last year was the failure of Hong Kong to lead the Asian equity market rally - for the first time in this investor's memory. The constraints of the Hong Kong Dollar peg, combined with an economic slowdown across the border (China), indifferent political leadership and a second recession in four years, all played their role in this phenomenon. The more widely held concerns over the Asian currencies and Japan did not come to fruition. The majority of Asian currencies, including the usually weak Indonesian Rupiah and South Korean Won, appreciated over the period.
Events in Japan continued to catch the limelight, as indeed they have done for most of the last decade, but contagion resulting from the problems Japan is facing did not emerge.

The period ended with the markets at their highs for the Fund's fiscal year. Confidence is returning, with both locals and foreigners taking renewed interest in equities. Those countries that are able to ignite and/or retain firm domestic demand will be well placed to move higher in the coming year.

The Asia Pacific Fund, Inc.
---------------------------------------------

Table 2. Stock Market Performance
April 1, 2001 to March 31, 2002 in U.S. Dollars

Country - Index    2nd Quarter    3rd Quarter    4th Quarter    1st Quarter       Year
                          2001           2001           2001           2002    Apr-Mar
                             %              %              %              %          %
North Asia
MSCI China               +15.8          -35.5          +12.8           -3.5      -16.7
MSCI Hong Kong            -7.7          -21.9          +22.1           +0.1       -9.4
MSCI Korea               +15.7          -19.7          +56.1          +29.6      +88.2
MSCI Taiwan              -16.6          -27.8          +53.1           +8.6       +1.7

ASEAN
MSCI Indonesia Free       +7.9           +1.5           -8.2          +38.6      +43.1
MSCI Malaysia Free        -9.6           +5.5          +11.7          +12.1      +22.2
MSCI Philippines Free     -2.9          -16.5           +0.4          +20.6       -1.5
MSCI Singapore Free       -2.5          -21.1          +20.1          +13.3       +6.6
MSCI Thailand Free        -4.7          -12.2           +7.6          +28.7      +29.4

South Asia
MSCI India                -4.3          -18.8          +17.7           +7.6       +0.3

Regional
MSCI All Countries        -3.1          -20.8          +30.1          +12.0      +13.7
   Combined Far East
   Free Ex-Japan

Source: Datastream

Table 3. Currency Market Performance
April 1, 2001 to March 31, 2002 (month-ends)

Currency - US$/local rate    March    June    Sept     Dec    March     Year
                              2001    2001    2001    2001     2002    Change
                                 %       %       %       %       %         %
North Asia
Chinese Renminbi              8.28    8.28    8.28    8.28    8.28       0.0
Hong Kong Dollar               7.8     7.8     7.8     7.8     7.8       0.0
Korean Won                   1,331   1,300   1,310   1,314   1,327       0.3
New Taiwan Dollar            32.84   34.43   34.51   34.99   35.00      -6.6

ASEAN
Indonesian Rupiah           10,417  11,390   9,708  10,400   9,825       5.7
Malaysian Ringgit              3.8     3.8     3.8     3.8     3.8       0.0
Philippine Peso              49.52   52.42   51.35   51.60   51.02      -3.0
Singapore Dollar              1.81    1.82    1.77    1.85    1.84      -1.7
Thai Baht                    44.99   45.25   44.48   44.23   43.52       3.3

South Asia
Indian Rupee                 46.62   47.04   47.85   48.22   48.78      -4.6

Source: Datastream

The Asia Pacific Fund, Inc.
---------------------------------------------

Report of the Investment Manager
continued

Performance

The Fund appreciated by 16.1% on a net asset value per share basis during the fiscal year ended March
31, 2002. The net asset value per share at the beginning and end of the year was $10.05 and $11.67, respectively. No dividend was distributed during the year.

The Fund outperformed its benchmark, the MSCI All
Countries Combined Far East Free ex-Japan Index, during the year under review. The difference of 2.4 percentage points was due primarily to strong stock selection as opposed to asset allocation or a combination of the two. Stock selection in Taiwan, Hong Kong, Malaysia and South Korea was particularly strong, although the gains in these countries were partly offset by weaker performance in China and Thailand.

The share price and the net asset value per share performance of the Fund against its benchmark index in each of the Fund's last 5 fiscal years is illustrated in the chart below.

Chart 2. Annual Stock, NAV and Benchmark Returns
1998-2002

                         (CHART)

Source: Baring Asset Management

Note: The NAV data included in the above chart represents the historic net asset value per share performance of The Asia Pacific Fund, Inc. "Net asset value per share performance" has been computed by the Investment Manager and, because it does not reflect market price, is not the same as "total investment return" (see pages 28 and 29 for a calculation of the latter). This performance information does not compensate for the effect of the Fund's three rights offerings nor the two tender offers. Past performance is not indicative of future returns.

The Asia Pacific Fund, Inc.
---------------------------------------------


Asset Allocation

Volatility remained high over the period. Combined with the paucity of volume, particularly within ASEAN, this made asset allocation moves both difficult to make and costly to implement. As a result the Manager made relatively few significant asset allocation changes, in general preferring to generate returns by focussing on bottom up, stock selection opportunities.

At the country level, there were four significant changes in allocation. First, Hong Kong was reduced in the fourth calendar quarter of 2001 due to concerns that the market would lag the more economically sensitive markets of Taiwan and South
Korea. Second, Taiwan, after having been reduced in the second calendar quarter of 2001, was added to towards both the end of the third and the beginning of the fourth calendar quarters, since the market appeared oversold and it was deemed to benefit from a pick-up in global demand. Third, South Korea was added to in the second calendar quarter of 2001, since it was oversold earlier in the year and looked cheap both in an absolute and historic context.
Fourth, South Korea was increased again in the last calendar quarter of 2001, for a similar reason to Taiwan - being geared to a recovery in global demand.

Sector allocation remained heavily influenced by two factors - the country effect and style rotation. The former reflects the evidence from studies demonstrating that returns in Asia are around two thirds dependent upon country rather than sector moves - this is in sharp contrast to the United
States or Europe where the sector effect is significantly more important. Style rotation, the moves by investors from 'value' to 'growth', or from 'old economy' to 'new economy', remained significant during the year. As a result, the strategy undertaken was to maintain a relatively flat portfolio, with few significant sector bets. The
Manager, however, continued to maintain the longer-term structural bias of the Fund towards restructuring plays and those names that will benefit from increased local consumption. As a consequence, the Fund for the most part was overweight consumer cyclicals, (consumer) banking and 'special situation' plays. Towards the end of the fiscal year, exposure to deep cyclicals, such as chemicals and steels, was increased.

The Asia Pacific Fund, Inc.
---------------------------------------------

Report of the Investment Manager
continued


Table 4. Country Allocation*

Country            March 31    June 30    Sept 30    Dec 31    Mar 31
                       2001       2001       2001      2001      2002
                          %          %          %         %         %
North Asia             78.7       81.5       77.9      81.0      79.9
Hong Kong/China        39.2       42.0       39.5      35.2      30.6
South Korea            16.9       20.7       21.4      26.7      29.4
Taiwan                 22.6       18.8       17.0      19.1      19.9

ASEAN                  18.9       17.9       19.3      17.5      19.1
Indonesia               1.3        1.3        1.0       0.9       0.9
Malaysia                3.3        2.6        3.7       3.3       4.2
Singapore              11.0       11.6       12.2      12.4      12.9
Thailand                3.3        2.4        2.4       0.9       1.1

South Asia
India                   0.8        0.5        0.5       0.4       0.3
Cash                    1.6        0.1        2.3       1.1       0.7

*Rounded to one decimal place.
Source: Prudential Investments

Outlook

The Manager believes that the Asian markets are still at the early stages of a multi-year bull phase
- the first one since the early 1990s. Chart 3 illustrates the point and suggests the region has barely pulled itself away from the pessimism phase.
Chart 3 equates the period since October 2000 to today to the period from July 1990 to late 1991.
During these periods, investors were pessimistic towards Asia. More recently, the mood appears to be moving - less negatively - into the skepticism stage.

The Asia Pacific Fund, Inc.
---------------------------------------------

Chart 3. Sentiment and The Market Cycle - History
Set to Repeat Itself?

                    (CHART)

Source: Baring Asset Management

The reasons for this improved optimism are based largely on the four key factors - growth, liquidity, management and valuation - and these appear to be supportive.

Economic growth is clearly recovering throughout
Asia (Table 5). The broad-based rebound is, to no small extent, the result of the pick-up in global demand. However, in Asian countries, with their robust current account surpluses (with the exception of India) and with inflation in the region close to historically low levels, the central banks will be in no rush to raise rates in line with the Federal
Reserve.

Table 5. Asian Economic Forecasts Suggest A Firm
Outlook

                              1990-97    2000    2001    2002E#    2003E#
Real GDP Growth (%)
Asia                              7.7     7.4     4.0       5.4       5.9
Asia (ex-China & ex-India)        6.9     7.6     1.1       3.5       4.3

CPI Inflation (%, Period
  Average)
Asia                              7.7     1.5     2.3       2.3       2.3

Current Account (% of GDP)
Asia                             -0.4*    3.3     3.2       2.6       2.4

#Anticipated / Expected

*Average  of 1993-97

Note: GDP and CPI for Asia includes China, Hong
Kong, India, Indonesia, Korea, Malaysia, the
Philippines, Singapore, Taiwan and Thailand.
Source: MSDW

The Asia Pacific Fund, Inc.
---------------------------------------------

Report of the Investment Manager
continued


The liquidity backdrop for Asian markets is supportive. The Manager was surprised by the magnitude of the Federal Funds interest rate decline in 2001. This was in response to the speed and degree of the economic slowdown that was occurring in the United States. It took longer than anticipated for the excess liquidity released into the global system to become supportive for equities, but this became recognisable in the global equity markets' rally in the fourth quarter of 2001. It is important to recognise that, historically, a decline in US rates has been good news for Asian equities as this has been a prerequisite for a recovery (see
Chart 4). Meanwhile, domestic liquidity in the region remains high and the banks remain loth to lend to industry, but are starting to loosen their previously overly conservative lending practices in respect of the consumer. This in turn is stimulating demand: the best example of this trend has been South Korea.

Chart 4. Historically Falling US Rates Have Been a
Boon for Asian Equities

                      (CHART)

Source: Baring Asset Management, Factset

For some time now the Manager has espoused the Asia restructuring story. Interestingly, the most voluble
Cassandras, against this argument, generally came from the United States. Poor accounting, corporate governance and cronyism were often cited as reasons not to invest in the region. Recent events, however, have forced investors to review the evidence more closely. It is only now becoming well known that the debt levels in Asia have been falling sharply over recent years (in contrast to the United States) and that returns have been (generally) rising (again, in contrast to the United States). The difference between Asia and the United States is that the latter was priced for perfection while a lot of bad news was reflected in the former. A similar argument can be made of Asian versus European equities.

The Asia Pacific Fund, Inc.
---------------------------------------------


Chart 5. Asian Corporates Are in Good Shape

                   (CHART)

Source: MSDW

*= Anticipated / Expected

The Asia Pacific Fund, Inc.
---------------------------------------------

Report of the Investment Manager
continued

Despite the recent rally, Asian valuations remain undemanding, although a degree of caution is now required. The region is trading at below historic average valuation levels but is no longer screaming
"buy me". It stacks up well against most international markets, although Asia does generally trade at a discount due to its illiquidity and relative unimportance.

Table 6. Valuation Comparison between the Fund, Asia and the US

                                   2002               2003E*
                          EPS Growth     PE     EPS Growth     PE
                             (%)         (X)       (%)        (X)
Asia Pacific Fund            48.0       16.9       20.0       14.1
MSCI AC FE Ex-Japan Index    49.8       20.7       27.7       16.2
MSCI US                      12.8       22.1       16.5       18.9

Source: Baring Asset Management, IBES
*Anticipated / Expected

Asia remains exposed to significant external and domestic issues. Three major concerns are apparent.
First, the oil price. This has strengthened in recent months on the back of troubles in the Middle
East. The Asian region remains heavily dependent on oil imports. Indeed, high prices in 2001 were partly responsible for the poor economic performance of the region last year. Further significant increases in the oil price would dampen the economic recovery story. Second, the Asian markets since 1999 have had an unhealthily close correlation with Nasdaq
(see Chart 6). Investors need to be aware that the region will not be able to avoid the knock-on effects if significant market weakness occurs
Stateside.

The Asia Pacific Fund, Inc.
---------------------------------------------

Chart 6. Correlation* Between Nasdaq and the MSCI AC
Asia Free Ex-Japan Not Yet Weakening

                         (CHART)

*26-week rolling correlation of weekly performances.

A figure of 1.0 would mean that the two variables were perfectly correlated.

Note: adjusted (compound average return) for the two weeks post September 11, 2001.

Source: ABN-AMRO

Third, and arguably the most important for the long term, the Asian economic growth model of export oriented economies appears to be in the process of being undermined by China. The latter's cost competitiveness is attracting capital that previously found its way to other Asian countries.
The response to this threat by the authorities will be critical to the long term growth prospects of the Asian countries. What is clear is that the growth will be less robust than in the past - note Table 5.
There is not sufficient space to discuss the alternative strategies to meet this threat, except to say that encouraging the previously subdued consumer demand is arguably the most attractive alternative. South Korea appears to be following this path and to date the market has responded positively.

In conclusion, the Asian markets are still in the relatively early stages of their recovery.
International investors have yet to return in force to the region. The recent sharp rebound in Asia has left the markets looking only marginally less attractive than they were previously. Currently, concerns surrounding the asset class are largely of an external nature, although a number of longer-term issues remain.

Baring Asset Management (Asia) Limited
May 22, 2002.

The Asia Pacific Fund, Inc.
---------------------------------------------

Portfolio of Investments
March 31, 2002

  Shares     Description                                               Value
                                                                     (Note 1)
              EQUITIES - 99.3%
              CHINA - 0.8%
  3,500,000   Beijing Datang Power Generation Co., Ltd. (Utilities)    $1,278,881

              HONG KONG - 29.8%
 2,284,000    Amoy Properties, Ltd. (Real Estate - Developers)          2,152,289
   465,000    Cheung Kong Holdings, Ltd. (Real Estate - Developers)     4,158,286
   500,000    Cheung Kong Infrastructure Holdings (Infrastracture)        807,714
 1,900,000    China Mobile, Ltd. (a) (Telecommunications)               5,858,492
 1,800,000    Esprit Asia Holdings, Ltd. (Retail)                       3,115,469
 3,200,000    Giordano International, Ltd. (Retail)                     1,907,744
   225,000    Hang Seng Bank, Ltd. (Banking)                            2,516,895
 2,207,133    Hong Kong and China Gas Co., Ltd. (Utilities)             3,056,113
 1,000,000    Hong Kong Exchanges & Clearing, Ltd.
              (Financial Services)                                      1,551,324
   200,200    HSBC Holdings Plc. (Banking)                              2,310,062
 1,000,300    Hutchison Whampoa, Ltd. (Conglomerate)                    8,816,985
   700,000    Johnson Electric Holdings, Ltd. (Manufacturing)             982,719
 1,940,000    Kingboard Chemical Holdings, Ltd. (Chemicals)             1,803,254
 3,000,000    Ngai Lik Industrial Holdings, Ltd. (Manufacturing)        1,028,874
 8,000,000    Pacific Century CyberWorks, Ltd. (a)
              (Telecommunications)                                      2,076,979
 11,500,000   PetroChina Co., Ltd. (Oil & Gas Services)                 2,359,038
    450,000   Sun Hung Kai Properties, Ltd. (Real Estate -
              Developers)                                               3,418,362
                                                                       47,920,599
              INDIA - 0.3%
     35,000   ITC, Ltd. (Tobacco)                                        516,250

              INDONESIA - 0.9%
     60,000   PT Indonesia Satellite Tbk (ADR) (Telecommunications)      615,000
  1,900,000   PT Telekomunikasi Tbk (Telecommunications)                 788,040
                                                                       1,403,040

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.
---------------------------------------------


  Shares     Description                                               Value
                                                                     (Note 1)
             MALAYSIA - 4.2%
  106,600    British American Tobacco Berhad (Tobacco)                $  974,829
  672,800    Malayan Banking Berhad (Banking)                          1,611,179
1,308,000    Public Bank Berhad (Finance)                              1,287,347
  808,000    Tanjong Co., Ltd. (Gaming)                                2,126,316
  300,000    Telekom Malaysia Berhad (Telecommunications)                738,158
                                                                       6,737,829
             SINGAPORE - 12.9%
  300,000    City Developments, Ltd. (Real Estate - Developers)        1,065,682
  400,469    DBS Group Holdings, Ltd. (Banking)                        3,214,368
  400,080    Oversea-Chinese Banking Corp., Ltd. (Banking)             2,994,270
  124,000    Singapore Airlines, Ltd. (Transportation)                   968,387
1,911,000    Singapore Exchange, Ltd. (Financial Services)             1,347,315
1,600,000    Singapore Food Industries, Ltd. (Manufacturing)             698,523
  250,198    Singapore Press Holdings, Ltd. (Printing & Publishing)    3,337,982
1,124,577    Singapore Technologies Engineering, Ltd.
             (Engineering & Construction)                              1,408,855
1,000,000    Singapore Telecommunications, Ltd. (Telecommunications)     862,307
  585,000    United Overseas Bank, Ltd. (Banking)                      4,822,413
                                                                      20,720,102
             SOUTH KOREA - 29.4%
   15,000    Hankuk Electric Glass Co., Ltd. (Electronics)             1,220,845
   16,400    Hite Brewery Co., Ltd. (Brewing)                          1,007,272
  215,592    Hyosung Corp. (Chemicals)                                 3,233,189
  122,500    Iroonet Co., Ltd. (Consumer Services)                     1,200,121
   20,000    KEC Corp. (a) (Electronics)                                 678,247
   13,000    Keumkang, Ltd. (Building & Construction)                  1,528,317
  178,019    Kookmin Bank (Banking)                                    7,445,687
   40,790    Korea Electric Power Corp. (Utilities)                      793,083
   86,280    Korea Telecom Corp. (Telecommunications)                  2,078,485
   47,570    Pohang Iron & Steel Co. (Iron & Steel)                    4,947,180
  190,000    Poongsan Corp. (Iron & Steel)                             2,384,039
   32,170    Samsung Electro Mechanics Co., Ltd. (Electronics)         1,866,754

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.
---------------------------------------------

  Shares     Description                                               Value
                                                                     (Note 1)
             SOUTH KOREA (continued)
   56,568    Samsung Electronics Co. (Electronics)                   $15,240,258
   17,530    SK Telecom Co., Ltd. (Telecommunications)                 3,857,538
                                                                      47,481,015
             TAIWAN - 19.9%
  550,428    Asustek Computer, Inc. (Computer Products)                2,453,233
2,513,522    Chinatrust Commercial Bank (Banking)                      1,974,827
2,649,000    Formosa Plastic Corp. (Chemicals)                         2,838,095
3,000,131    Fubon Financial (Financial Services)                      2,948,576
  762,376    Hon Hai Precision Industry Co., Ltd. (Electronics)        3,550,344
2,000,000    Phoenixtec Power Co., Ltd. (Capital Goods)                1,857,064
1,050,427    President Chain Store Corp. (Convenience Stores)          1,965,716
  291,163    Sunplus Technology Co., Ltd., (Electronics)               1,667,889
1,429,000    Taipei Bank (Banking)                                       988,010
2,200,140    Taiwan Semiconductor Manufacturing Co.
             (Semiconductors)                                          5,971,557
3,800,670    United Microelectronics Corp., Ltd. (a)
             (Semiconductors)                                          5,755,058
                                                                      31,970,369
             THAILAND - 1.1%
  231,000    GMM Grammy Plc (Entertainment)                              626,333
2,907,100    Ratchaburi Electricity Generating Holding PCL
             (Utilities)                                               1,235,784
                                                                       1,862,117
             Total equities
             (cost $130,743,329)                                     159,890,202

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.
---------------------------------------------

Principal  Description                                               Value
   Amount                                                            (Note 1)
(000)      Repurchase Agreement - 0.2%

    UNITED STATES

US$369     State Street Bank & Trust Company, 0.25%, dated
           03/28/02 due 04/01/02 in the amount of $369,010
           (cost $369,000; collateralized by $310,000
           U.S. Treasury Bonds, 7.875% due 02/15/21,
           approximate value of collateral including accrued
           interest $376,702)                                     $    369,000

           Total Investments - 99.5%
           (cost $131,112,329; Note 4)                             160,259,202

           Other assets in excess of liabilities - 0.5%               748,135

           Net Assets - 100%                                     $161,007,337
                                                                 ____________
                                                                 ____________
        (a)    Non-income producing securities.
        ADR - American Depository Receipt.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.
---------------------------------------------

Statement of Assets and Liabilities
March 31, 2002

Assets
Investments, at value (cost $131,112,329)                    $160,259,202
Cash                                                              605,164
Foreign currency (cost $515,427)                                  515,166
Dividends and interest receivable                                 412,831
Other assets                                                       18,734
                                                              -----------
  Total assets                                                161,811,097
                                                              -----------
Liabilities
Accrued expenses and other liabilities                            465,313
Investment management fee payable                                 119,199
Payable for investments purchased                                 110,922
Foreign withholding taxes payable                                  39,849
Deferred Thailand capital gains tax liability                      35,031
Administration fee payable                                         33,446
                                                              -----------
  Total liabilities                                               803,760
                                                              -----------
Net Assets                                                 $  161,007,337
                                                              -----------
                                                              -----------

Net assets comprised:
  Common stock, at par                                     $      137,921
  Paid-in capital in excess of par                            168,084,179
                                                              -----------
                                                              168,222,100
  Accumulated net investment loss                                (149,880)
  Accumulated net realized losses on
    investments and foreign currency transactions             (36,175,357)
  Net unrealized appreciation on investments and
    foreign currencies                                         29,110,474
                                                              -----------
Net Assets, March 31, 2002    $    161,007,337
                                                              -----------
                                                              -----------
Net Asset Value per share:
  ($161,007,337 I 13,792,096 shares of common
  stock outstanding)                                          $    11.67

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.
---------------------------------------------

Statement of Operations
Year ended March 31, 2002

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $484,434)        $    2,840,010
Interest                                                                22,703
                                                                   -----------
  Total income                                                       2,862,713
                                                                   -----------
Expenses
Investment management fee                                            1,341,573
Administration fee                                                     371,696
Reports to shareholders                                                445,000
Custodian's fees and expenses                                          335,000
Legal fees and expenses                                                310,000
Directors' fees                                                        127,000
Transfer agent's fees and expenses                                      60,000
Insurance expense                                                       51,000
Audit fees and expenses                                                 40,000
Registration expenses                                                   37,000
Miscellaneous                                                          198,886
                                                                   -----------
  Total expenses                                                     3,317,155
                                                                   -----------
Net investment loss                                                   (454,442)
                                                                   -----------
Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency Transactions
Net realized loss on:
  Investment transactions (net of Thailand
    capital gains taxes of $96,220)                                 (2,093,295)
  Foreign currency transactions                                       (122,999)
                                                                   -----------
                                                                    (2,216,294)
                                                                   -----------
Net change in unrealized appreciation/(depreciation) on:
  Investments (net of change in deferred Thailand
    capital gains taxes of $61,579)                                 24,180,176
  Foreign currencies                                                    29,280
                                                                   -----------
                                                                    24,209,456
                                                                   -----------
Net gain on investments and foreign currencies                      21,993,162
                                                                   -----------
Net Increase in Net Assets
Resulting From Operations                                          $21,538,720
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.
---------------------------------------------

Statement of Changes in Net Assets

                                                  Year ended March 31
Increase/(Decrease) in Net Assets              2002                  2001
Operations
Net investment loss                         $  (454,442)      $    (108,442)
Net realized gain/(loss) on investments
  and foreign currency transactions          (2,216,294)         14,753,116
Net change in unrealized appreciation/
  (depreciation) on investments
  and foreign currencies                     24,209,456        (102,335,520)
                                            -----------        -------------
Net increase/(decrease) in net assets
  resulting from operations                  21,538,720         (87,690,846)
Cost of Fund shares reacquired in
  repurchase program (Note 5)                (1,292,200)         (7,254,612)
Cost of Fund shares reacquired in
  tender offer (Note 5)                     (14,818,274)        (27,486,320)
                                            -----------        -------------
  Total increase/(decrease)                   5,428,246        (122,431,778)

Net Assets
Beginning of year                           155,579,091         278,010,869
                                            -----------        -------------

End of year                             $   161,007,337       $  155,579,091
                                            -----------        -------------
                                            -----------        -------------

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.
---------------------------------------------

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund's investment objective is to achieve long-term capital appreciation through investment primarily in equity securities of companies in the Asia Pacific region.

Note 1.    Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these assumptions.

Securities Valuation
Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation
The books and records of the Fund are maintained in United States Dollars. Foreign currency amounts are translated into United States Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the closing rate of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

The Asia Pacific Fund, Inc.
---------------------------------------------

Notes to Financial Statements
continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end.
Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains(losses) are included in the reported net realized gains on investment transactions.

Net realized gains(losses) on foreign currency transactions represent net foreign exchange gains(losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains(losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. Dollar equivalent amounts actually received or paid. Net currency gains(losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income
Security transactions are recorded on the trade date. Realized and unrealized gains(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis.

Dividends and Distributions
Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards.
Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Taxes
It is the Fund's intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Asia Pacific Fund, Inc.
---------------------------------------------

Note 2.    Investment Management and
           Administration Agreements
The Fund has a management agreement with Baring
Asset Management (Asia) Limited (the "Investment
Manager"), and an administration agreement with Prudential Investments LLC (the "Administrator").
The Investment Manager is an indirect, wholly-owned subsidiary of ING Groep N.V.

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.10%
of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon average net assets.

The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% up to $200 million and 0.20% in excess of $200 million based upon the Fund's average weekly net assets.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the
Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3.    Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended
March 31, 2002 aggregated $87,269,668 and
$72,004,690, respectively.

Note 4.    Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended March 31, 2002, the adjustments were to decrease net investment loss by $378,613, decrease accumulated net realized loss on investments by $202,039 and decrease paid-in capital in excess of par $580,652 due to net operating losses experienced during the year. Net investment income, net realized losses and net assets were not affected by this change.

The Asia Pacific Fund, Inc.
---------------------------------------------

Notes to Financial Statements
continued

As of March 31, 2002, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

As of March 31, 2002, the capital loss carryforward for tax purposes is approximately $36,050,900 of which $33,815,100 expires in 2007 and $2,235,800 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund's deferring
"wash sale" losses of approximately $124,400. The differences between book and tax accumulated net investment loss are primarily attributable to post-
October currency losses of approximately $79,800 and marking to market of unrealized losses on passive foreign investment companies of approximately
$70,100.

The United States federal income tax basis of the Fund's investments and the unrealized appreciation as of March 31, 2002 were as follows:

                                                             Total Net
                                              Other Cost     Unrealized
Tax Basis      Appreciation   Depreciation    Adjustments    Appreciation
-----------    -----------    -----------    -----------     -----------
$131,306,833    $39,983,484    $11,031,115     $(36,399)     $28,915,970

Note 5.    Capital
There are 30 million shares of $0.01 par value common stock authorized.

During the years ended March 31, 2002 and 2001, the Fund participated in a share repurchase program. For the year ended March 31, 2002, the Fund repurchased
152,700 shares in the open market at an average market price of $8.46, representing a weighted average discount to NAV per share of 20.38%. For the year ended March 31, 2001, the Fund repurchased
721,800 shares in the open market at an average market price of $10.06, representing a weighted average discount to NAV per share of 25.9%.

During each of the third fiscal quarters ended
December 31, 2001 and 2000, the Fund conducted a tender offer. For the third fiscal quarter ended
December 31, 2001, the Fund purchased 1,532,455 shares (10% of the total shares outstanding as of December 7, 2001) at a price of $9.56 per share, representing a discount to NAV per share of 10%. For the third fiscal quarter ended December 31, 2000, the Fund purchased 2,731,280 shares (15% of the total shares outstanding as of October 31, 2000) at a price of $9.97 per share, representing a discount to NAV per share of 10%.

The Asia Pacific Fund, Inc.
---------------------------------------------

Note 6.    Subsequent Event (Unaudited)
On May 16, 2002 the Fund announced a tender offer that is expected to be commenced during the quarter ending June 30, 2002 for 25% of the Fund's outstanding shares as of the commencement of the offer at a price representing a 5% discount from the net asset value per share at the termination of the offer. This tender offer is in lieu of a tender offer (for 10% of the Fund's outstanding shares at a 10% discount from net asset value) that the Fund was obligated, under certain conditions, to make later this year pursuant to a previously announced tender offer program.

The Asia Pacific Fund, Inc.
---------------------------------------------

Financial Highlights

                                                  Year ended March 31
Per Share Operating Performance:                  2002            2001
Net asset value, beginning of year               $10.05         $14.69
                                               ---------     ---------
Net investment loss                               (0.03)         (0.01)
Net realized and unrealized gain/(loss) on
 investments and foreign currency transactions     1.52          (4.87)
                                               ---------     ---------
Total from investment operations                   1.49          (4.88)
                                               ---------     ---------
Total dividends and distributions                     -             -
Increase resulting from share repurchase           0.02           0.06
Increase resulting from tender offer               0.11           0.18
                                               ---------     ---------
Net asset value, end of year                     $11.67         $10.05
                                               ---------     ---------
                                               ---------     ---------
Market value, end of year                        $10.12          $7.86
                                               ---------     ---------
                                               ---------     ---------
Total investment return (a)                       28.75%        (24.70%)
                                               ---------     ---------
                                               ---------     ---------
Ratios to Average Net Assets:
Expenses                                           2.24%          1.81%
Net investment income (loss)                      (0.31)%       (0.05)%
Supplemental Data:
Average net assets (000 omitted)               $148,224      $214,819
Portfolio turnover                                   49%           52%
Net assets, end of year (000 omitted)          $161,007      $155,579

(a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported.
    Dividends and distributions are assumed, for purposes of this calculation, to be re-invested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions.

Contained above are selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.
---------------------------------------------

                                                      Year ended March 31
Per Share Operating Performance:                  2000       1999        1998
Net asset value, beginning of year               $8.60      $9.19      $13.90
                                              --------    -------    --------
Net investment income                                -(b)    0.06        0.12
Net realized and unrealized loss on
 investments and foreign currency transactions    6.23      (0.61)      (4.14)
                                              --------    -------    --------
Total from investment operations                  6.23      (0.55)      (4.02)
                                              --------    -------    --------
Less dividends and distributions:
Dividends from net investment income                 -      (0.04)      (0.12)
Dividends in excess of net investment income     (0.14)         -       (0.16)
Distributions from realized gains on
  investments and foreign currencies                 -          -       (0.41)
                                              --------    -------    --------
Total dividends and distributions                (0.14)     (0.04)      (0.69)
                                              --------    -------    --------
Net asset value, end of year                    $14.69      $8.60       $9.19
                                              --------    -------    --------
                                              --------    -------    --------
Market value, end of year                     $10 7/16    $7 1/16       $9.00
                                              --------    -------    --------
                                              --------    -------    --------
Total investment return (a)                      49.68%    (21.02)%    (16.07)%
                                              --------    -------    --------
                                              --------    -------    --------
Ratios to Average Net Assets:
Expenses                                          1.66%      1.79%       1.56%
Net investment income (loss)                     (0.01)%     0.80%       0.99%
Supplemental Data:
Average net assets (000 omitted)              $230,725   $141,079    $220,857
Portfolio turnover                                  62%        64%         54%
Net assets, end of year (000 omitted)         $278,011   $162,719    $174,019

(a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported.
    Dividends and distributions are assumed, for purposes of this calculation, to be re-invested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions.

Contained above are selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

(b) Less than $0.005 per share.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.
---------------------------------------------

Independent Auditors' Report

To the Shareholders and Board of Directors of The Asia Pacific Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Asia Pacific Fund, Inc., including the portfolio of investments, as of March
31, 2002, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended March 31, 2001, and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report, dated May 4, 2001, expressed an unqualified opinion on that statement of changes in net assets and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Asia Pacific Fund, Inc., at March 31, 2002, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
New York, New York

May 3, 2002

The Asia Pacific Fund, Inc.
---------------------------------------------

U.S. Federal Tax Information
Dividends and Distributions

As required by the U.S. Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended March 31, 2002.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended March 31, 2002, the Fund intends on passing through $0.037 per share of ordinary income distributions as a foreign tax credit.

During the fiscal year, the Fund paid no dividends from ordinary income.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in January 2003.

The Asia Pacific Fund, Inc.
---------------------------------------------

Share Price, Net Asset Value and
Distribution History (Unaudited)

Quarter End            Closing Price    Net Asset Value      Dividends and
                      at Quarter End          per Share      Distributions
                                         at Quarter End    During Quarter*
Financial Year 97/98
June                         $12 1/4             $14.72              $0.44
September                     10 3/4              12.84                  -
December                      7 7/16               8.63               0.25
March                              9               9.19                  -

Financial Year 98/99
June                          6 5/16               6.80                  -
September                          5               6.70                  -
December                       6 3/4               8.20               0.04
March                         7 1/16               8.60                  -

Financial Year 99/2000
June                         9 13/16             $11.66                  -
September                          9              11.19                  -
December                      11 1/4              14.33               0.14
March                        10 7/16              14.69                  -

Financial Year 2000/2001
June                         9 11/16              13.58                  -
September                      8 3/4              11.80                  -
December                     7 13/16              10.60                  -
March                           7.86              10.05                  -

Financial Year 2001/2002
June                            8.26              10.09                  -
September                       6.48               7.96                  -
December                        8.66              10.49                  -
March                          10.12              11.67                  -

* Total per share distributions over the 5 years to March 31, 2002 amounted to $0.87. Total per share distributions over the Fund's life have amounted to $13.56.

The Asia Pacific Fund, Inc.
---------------------------------------------

Dividend Reinvestment Plan

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares ("Shares") pursuant to the Fund's Dividend Reinvestment Plan ("the Plan").
Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.
Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if
(2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below.
The Plan Agent's (State Street Bank & Trust Co.)
fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund.
However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

The Asia Pacific Fund, Inc.
---------------------------------------------

Management of the Fund

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the
Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund
Complex" consists of the Fund and any other investment companies managed by Baring Asset
Management (Asia) Limited (the Investment Manager).

Independent Directors


                                                 Term of Office***
                              Positions            and Length of
Name, Address** and Age       With Fund            Time Served

Robert H. Burns (72)          Director             Since 1986
                              (Class II)

Olarn Chaipravat (57)         Director             Since 1986
                              (Class I)

Michael J. Downey (58)        Director and          Since 1986
                              Chairman (Class I)    Since 1999

Douglas Tong Hsu (60)         Director              Since 1986
                              (Class II)

John A. Morrell (74)          Director              Since 1986
                              (Class I)

David G. P. Scholfield (58)   Director              Since 1988
                              (Class II)

The Asia Pacific Fund, Inc.
---------------------------------------------

                                                               Number of
                                                             Portfolios in
                                                              Fund Complex       Other Directorships
Principal Occupations                                        Overseen by           Held by the
During Past 5 years                                            Director            Director****
Chairman, Robert H. Burns Holdings Limited (an                   1
investment business), Hong Kong; previously, Chairman
and Chief Executive Officer, Regent International
Hotels, Limited, Hong Kong.

Formerly, President and Chief Executive Officer                  1
(October 1992 to January 1999), Director and Senior
Executive Vice President (July 1990-September 1992)
and Senior Executive Vice President (September 1987-
June 1990), The Siam Commercial Bank, Public
Company Limited, Thailand.

Managing Partner, Lexington Capital LLC                          1          Director, The Merger
                                                                            Fund and Value Asset
                                                                            Management, Inc.

Chairman and Chief Executive Officer, Far Eastern                1
Textile Ltd., Taiwan.

Chairman, John Morrell and Associates Ltd. (provides             1
investment consultancy services and investment advice
to a range of international financial institutions), and
Chairman, Invesco Japan Discovery Trust Ltd.; Director,
Legg Mason International Utilities Trust Plc and
Prumerica Worldwide Investors Portfolio. Previously,
Executive Chairman, Baring International Investment Ltd.

Since 1998, Managing Director, The Bank of Bermuda               1
Limited Hong Kong Branch; Director, Bermuda Pacific
Holdings Limited, Bermuda Trust (International) Limited,
Bermuda Trust (Far East) Limited, Bermuda Trust
(Hong Kong) Limited, MIL (Far East) Limited, Bermuda
Far East Properties Limited; since 2000. Director,
The Furinkazan Fund Limited and since 2002 Director,
Tenbin Fund Limited. Formerly; President of the Fund;
President, The Greater China Fund, Inc.; Managing Director,
Baring Asset Management (Asia) Limited and Baring
International Investment (Far East) Limited.

The Asia Pacific Fund, Inc.
---------------------------------------------

Management of the Fund continued

Independent Directors continued


                                                 Term of Office***
                              Positions            and Length of
Name, Address** and Age       With Fund            Time Served

Nicholas T. Sibley (64)       Director             Since 2001
                              (Class III)

Interested Directors

                                                 Term of Office***
                              Positions            and Length of
Name, Address** and Age       With Fund            Time Served

*David J. Brennan (44)        Director             Since 1990
                              (Class III)

*Robert F. Gunia (55)         Vice President,      Since 1988
                              Director and         Since 1989
                              Treasurer            Since 1999
                              (Class III)

The Asia Pacific Fund, Inc.
---------------------------------------------

                                                               Number of
                                                             Portfolios in
                                                              Fund Complex       Other Directorships
Principal Occupations                                        Overseen by           Held by the
During Past 5 years                                            Director            Director****
Fellow of the Institute of Chartered Accountants in               2
England and Wales; Managing Director, Wheelock
Pacific Ltd. (June 1996-February 1997); Chairman,
Instinet Pacific Ltd. JF Japan OTC Fund Inc., Baring
Peacock Fund Ltd., Taiwan Index Fund Ltd.; Director,
Corney and Barrow Group Ltd., Aquarius Platinum Ltd.;
Director, Fleming Japan Smaller Companies Investment
Trust plc (since 2001).

                                                               Number of
                                                             Portfolios in
                                                              Fund Complex       Other Directorships
Principal Occupations                                        Overseen by           Held by the
During Past 5 years                                            Director            Director****
Deputy Chairman and Director, Baring Asset Management              1
Holdings Limited; Chief Executive and Director, Baring
Asset Management Limited; Chairman, Baring Asset
Management Holdings, Inc.; Chairman, Baring Asset
Management, Inc.; Chairman, Baring Fund Managers
Limited; Chief Executive and Director, Baring
International Investment Ltd.; Director, Baring Global
Fund Managers Ltd.

Executive Vice President and Chief Administrative                  1             Vice President and
Officer (since June 1999) of Prudential Investments LLC                          Director of 112 Funds
(PI); Executive Vice President and Treasurer (since January                      in the Prudential
1996) of PI; President (since April 1999) of Prudential                          Mutual Fund
Investment Management Services LLC (PIMS); Corporate                             complex.
Vice President (since September 1997) of The Prudential
Insurance Company of America (Prudential); formerly
Senior Vice President (March 1987-May 1999) of
Prudential Securities Incorporated (Prudential Securities);
formerly Chief Administrative Officer (July 1989-
September 1996). Director (January 1989-September 1996)
Executive Vice President, Treasurer and Chief Financial
Officer (June 1987-December 1996) of Prudential Mutual
Fund Management, Inc. (PMF).

The Asia Pacific Fund, Inc.
---------------------------------------------

Management of the Fund
continued

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

                                                 Term of Office***
                              Positions            and Length of
Name, Address** and Age       With Fund            Time Served

Deborah A. Docs (44)          Secretary             Since 1988

Linda McMullin (40)           Assistant             Since 2000

Christine Gerrity-Yacuk (36)  Assistant             Since 2000

Vasso-Athene Spanos(43)       Assistant             Since 1997

Ronald Watt(55)               President             Since 1998

The Asia Pacific Fund, Inc.
---------------------------------------------

Principal Occupations
During Past 5 Years

Vice President and Corporate Counsel (since January
2001) of Prudential; Vice President and Assistant
Secretary (since December 1996) of PI.

Director within Prudential Mutual Fund Administration
(from December 1996) and Vice President of PSI (prior to December 1996).

Director within Prudential Mutual Fund
Administration (since June 2000); Manager within
Prudential Mutual Fund Administration (from December 1996) and
Associate Vice President of PSI (prior to December 1996).

Assistant Director - Investment Companies (since
April 2000) and during last seven years has been an account manager responsible for several investment companies at Baring Asset Management Limited.

Director of the Institutional Group of Baring
Asset Management Limited; formerly Managing Director
(1993-1997) of QESST Pty Ltd Management Consultants.

    * "Interested Person", as defined in the 1940 Act, by reason of employment with the Investment Manager or the Administrator
   ** Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential
      Investments LLC, Gateway Center Three, 100 Mulberry
      Street, Newark, New Jersey 7102-4077.
  *** The Fund's Charter and Bylaws provide that the
      Board of Directors is divided into three classes of Directors, as nearly equal in number as possible.
      Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire. In addition, the Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years in which they have served as Director or Officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934
      (i.e., "public companies") or other investment companies registered under the 1940 Act.

              SBP (City) Ltd . London . 020-7378 6932

                Why should you consider reinvesting?

.. It's Convenient - Fund shares are automatically purchased for you.

.. It Saves Money - Invest at no brokerage cost or at reduced costs.

.. It's Smart - By regularly reinvesting dividends and capital gains, you will be following the time-tested investment approach called "Dollar Cost Averaging", that actually allows you to purchase more shares when prices are low and less when they are high. Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Such a plan involves continuous investment in securities regardless of fluctuating price levels of such securities and investors should consider their financial ability to continue participating in such a plan. Over time the average cost per share is usually lower than if the entire investment had been made all at once!

.. It's More Efficient - There's no extra paperwork. You'll regularly receive an account statement that shows total dividends, date of investment and number of shares purchased.

.. If your shares are held through a brokerage firm, bank or other nominee, you should instruct them to participate on your behalf. If they are unable to accommodate your request, you may wish to register your shares in your own name, which will enable you to participate directly in the plan.

                  Help Your Asia Pacific Fund Shares Grow

One of the easiest - and smartest - ways is by choosing to automatically reinvest your dividends and capital gains. This disciplined investment approach harnesses the asset building power of compounding that provides the potential for your money to grow faster.

[ ]  Yes! Send me a reinvestment brochure.

Name (Please Print)

--------------------------------------------------------------------------
Street                                            City

--------------------------------------------------------------------------
State/Zip Code                                    Daytime Telephone

--------------------------------------------------------------------------
Financial Adviser, if any

--------------------------------------------------------------------------
Firm

--------------------------------------------------------------------------
City

                        Asset Building the Easy Way ...

                           Reinvest Your Dividends

                             Call 1-800-451-6788

                            in the United States

                            Or Send in This Card


                                                           Place
                                                           Stamp
                                                           Here


STATE STREET BANK & TRUST CO.
P.O. BOX 8200
BOSTON, MA 02266-8200
USA

                                   155 Bishopgate, London EC2M 3XY
                                    Telephone +44 (0)20-7628 6000
                                    Facsimile +44 (0)20-7638 7928

                                     . LONDON . BOSTON . DUBLIN .
                                       . FRANKFURT . GUERNSEY .
                                     . HONG KONG . ISLE OF MAN .
                                      . PARIS . SAN FRANCISCO .
                                    . TAIWAN . TOYKO . TORONTO .


                                                 (LOGO)
                                              Baring Asset
                                               Management
                                           Member of ING Group